UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2019

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island		02895
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 - Other Events

Item 8.01.     Other Events

On August 21, 2019 and August 22, 2019, CVS Health Corporation, a Delaware corporation (the “Company”), issued press releases announcing the (A) pricing and (B) early results and election of early settlement, respectively, of its cash tender offers (the “Maximum Tender Offers”) for (1) up to $723,339,000 aggregate principal amount (the “2020 Notes Maximum Tender Offer Amount”) of its Floating Rate Notes due 2020 and its 2.800% Senior Notes due 2020 (collectively, the “2020 Maximum Tender Offer Notes”) validly tendered and accepted for purchase and (2) up to $961,648,000 aggregate principal amount (the “2021 Notes Maximum Tender Offer Amount”) of its 3.350% Senior Notes due 2021, its Floating Rate Notes due 2021 and its 2.125% Senior Notes due 2021 (collectively, the “2021 Maximum Tender Offer Notes” and, together with the 2020 Maximum Tender Offer Notes, the “Maximum Tender Offer Notes”) validly tendered and accepted for purchase in connection with the Company’s previously announced cash tender offers commenced on August 8, 2019.

Because the Company expects to accept for purchase, subject to proration, the 2020 Notes Maximum Tender Offer Amount of 2020 Maximum Tender Offer Notes and, subject to proration, the 2021 Notes Maximum Tender Offer Amount of 2021 Maximum Tender Offer Notes, no additional Maximum Tender Offer Notes will be purchased pursuant to the Maximum Tender Offers after August 23, 2019, the early settlement date for such Maximum Tender Offer Notes validly tendered and accepted for purchase by the Company.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, which are incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit to this Current Report on Form 8-K is as follows:

INDEX TO EXHIBITS

99.1	Press Release of CVS Health Corporation dated August 21, 2019

99.2	Press Release of CVS Health Corporation dated August 22, 2019

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: August 22, 2019	By:	/s/ Eva C. Boratto
Eva C. Boratto
Executive Vice President and Chief Financial Officer